UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)

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[ ]  Revised Preliminary Consent Revocation Statement
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     RULE 14A-6(E)(2)
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                                 SIX FLAGS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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
                                                                          NEWS
SIX FLAGS
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FOR:          SIX FLAGS, INC.
CONTACT:      James F. Dannhauser, Chief Financial Officer
              122 East 42nd Street
              New York, NY 10168
              (212) 599-4693

              Joele Frank, Wilkinson Brimmer Katcher
              Dan Katcher / Jeremy Jacobs
              (212) 355-4449


                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------


           SIX FLAGS URGES STOCKHOLDERS TO HELP FACILITATE SUCCESSFUL
                           COMPLETION OF SALE PROCESS

       SIX FLAGS STRONGLY RECOMMENDS THAT STOCKHOLDERS CONTINUE TO REJECT
                         RED ZONE'S CONSENT SOLICITATION

         NEW YORK, November 15, 2005 - Six Flags, Inc. (NYSE: PKS) announced today in response to the report released by Institutional Shareholder Services Inc. (ISS):

         "While we are obviously disappointed with the ultimate decision by ISS to support a Red Zone consent before completion of the sale process, we appreciate ISS's recognition that the Company's sale process could result in full and fair value being received by Six Flags stockholders for all of their shares at a premium that should incorporate the improved outlook for the Company. We are also pleased that ISS recognizes the importance to stockholders of having the process proceed unimpeded to a conclusion so that stockholders "not give up the `free option' inherent in the auction process." However, we are convinced that ISS did not properly take into account the potential risk to stockholders that a successful completion by Red Zone of its consent solicitation could have a chilling effect on the sale process.

         In our view, the sale process could be disrupted by the election to the Board of individuals who have vehemently argued against the directors' decision to conduct the process and who have stated their desire to be placed in senior management positions to run the Company. As ISS notes the Red Zone designees "are asking for de facto operational control in the middle of a sale process." Stockholders are much better off, in our view, letting the sale process proceed to its conclusion, prior to making any decision on the consent process. We therefore urge stockholders not to support Red Zone's proposals and not to sign Red Zone's white consent form.

         As previously announced, we are targeting early December to receive final bids and we remain confident that we will end up with an attractive transaction that we will be recommending to stockholders before the end of December.

         Contrary to the ISS report, our decision to pursue a possible sale reflects our confidence in our plans for the Company coupled with our recognition of the substantial threat to stockholder value posed by the Red Zone consent solicitation. As discussed in our consent revocation materials, management and the Board are fully supportive of the Company's plans as the right direction for Six Flags. In that regard, we are pleased that ISS acknowledges the positive operating results delivered through the implementation of these plans.

         The Board also remains concerned by Red Zone's effort, through its various proposals, to gain effective control of the Company -- as acknowledged by ISS -- and the possible adverse effect, in Six Flags' view, that the implementation by Red Zone of its plans for the business could have on Six Flags.


                                     -more-

         We note that many ISS clients make their own voting decisions with respect to proposals relating to mergers and acquisitions activity and contested elections of directors and we strongly encourage ISS clients and all other stockholders to keep all their options open by continuing to withhold their consent and evaluate the results of the auction process.

         Stockholders should not sign Red Zone's white consent card. If stockholders have previously signed a white consent card, they may revoke that consent by immediately signing, dating and mailing the BLUE Consent Revocation Card previously sent to them. Stockholders may support their current Board by signing, dating and mailing the BLUE Consent Revocation Card."

Six Flags, Inc. is the world's largest regional theme park company.


Forward Looking Statements:

The information contained in this news release, other than historical information, consists of forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, the costs of reviewing and responding to the unsolicited offer and consent solicitation, and other impacts of the proposed offer on Six Flags' operations. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risks of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions "Cautionary Note Regarding Forward-Looking Statements" and "Business - Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2004, which is available free of charge on Six Flags' website at www.sixflags.com


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